UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2007 (December 29, 2006)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Fifth Amended and Restated Advisory Management Agreement

On December 29, 2006, Behringer Harvard REIT I, Inc. (the “Company”) entered into the Fifth Amended and Restated Advisory Management Agreement (the “Amended Advisory Management Agreement”) with Behringer Advisors LP, an affiliated Texas limited partnership (“Advisor”).  The Amended Advisory Management Agreement was revised to clarify the characteristics of payments to the Advisor under the agreement.  In all material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Amended Advisory Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Advisory Management Agreement, which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 disclosure by reference.

Fourth Amended and Restated Property Management and Leasing Agreement

On December 29, 2006, the Company, Behringer Harvard Operating Partnership I, LP, a Texas limited partnership and a wholly-owned subsidiary of the Company, and HPT Management Services LP, an affiliated Texas limited partnership (“Manager”), entered into the Fourth Amended and Restated Property Management and Leasing Agreement (the “Amended Property Management Agreement”).  The Amended Property Management Agreement was revised to clarify the characteristics of payments to the Manager under the agreement.  In all material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Amended Property Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Property Management Agreement, which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 disclosure by reference.

Second Amended and Restated Agreement of Limited Partnership of Behringer Harvard Operating Partnership I LP

On January 1, 2007, the Company entered into the Second Amended and Restated Agreement of Limited Partnership of Behringer Harvard Operating Partnership I LP (“Behringer Harvard Operating Partnership”), with BHR, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“BHR”), BHR Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“BHR Partners”), BHR Business Trust, a Maryland business trust and wholly-owned subsidiary of the Company (“BHR Business Trust”) and two non-affiliated Behringer Harvard limited partners.  The purpose of the Second Amended and Restated Agreement of Limited Partnership is to (1) add provisions that reflect the transfer of all of the Company’s limited partnership interests in Behringer Harvard Operating Partnership to BHR, resulting in BHR becoming the sole general partner of Behringer Harvard Operating Partnership effective as of January 1, 2007; (2) add provisions that reflect the transfer of approximately 88% of the limited partnership interests in Behringer Harvard Operating Partnership owned by BHR Partners to BHR Business Trust, resulting in BHR Business Trust becoming a limited partner of Behringer Harvard Operating Partnership effective as of January 1, 2007; (3) add provisions that clarify that the Company shall not transfer all or any portion of its interest in the general partner of Behringer Harvard Operating Partnership except as provided in the Second Amended and Restated Agreement of Limited Partnership; (4) remove provisions that had required the Company, as general partner of Behringer Harvard Operating Partnership, to own at least 0.1% of the aggregate number of outstanding partnership interests in Behringer Harvard Operating Partnership at all times; and (5) make all conforming revisions necessary to reflect the fact that the general partner of Behringer Harvard Operating Partnership is a wholly-owned subsidiary of the Company.

The information set forth above with respect to the Second Amended and Restated Agreement of Limited Partnership does not purport to be complete in scope and is qualified in its entirety by the full text of the Second Amended and Restated Agreement of Limited Partnership, which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Fifth Amended and Restated Advisory Management Agreement by and between Behringer Harvard REIT I, Inc. and Behringer Advisors LP.

10.2	Fourth Amended and Restated Property Management and Leasing Agreement by and among Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and HPT Management Services, LP.

10.3

Second Amended and Restated Agreement of Limited Partnership of Behringer Harvard Operating Limited Partnership I LP by and among Behringer Harvard REIT I, Inc., BHR, Inc., BHR Business Trust, BHR Partners, LLC, the McCormick Family Trust dated 1/20/82 and Gary S. Carr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: January 5, 2007	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President —
Corporate Development & Legal
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amended and Restated Advisory Management Agreement by and between Behringer Harvard REIT I, Inc. and Behringer Advisors LP.

10.2	Fourth Amended and Restated Property Management and Leasing Agreement by and among Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and HPT Management Services, LP.

10.3

Second Amended and Restated Agreement of Limited Partnership of Behringer Harvard Operating Limited Partnership I LP by and among Behringer Harvard REIT I, Inc., BHR, Inc., BHR Business Trust, BHR Partners, LLC, the McCormick Family Trust dated 1/20/82 and Gary S. Carr.